UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 18, 2008
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8777 (Commission File Number)	95-1613718 (IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)	90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01	Entry into a Material Definitive Agreement.
Effective as of March 18, 2008, Virco Mfg. Corporation (the “Company”) entered into the Second Amended and Restated Credit Agreement (the “Agreement”), dated as of March 12, 2008, with Wells Fargo Bank, National Association (the “Lender”) and a related Revolving Line of Credit Note (the “Note”), dated as of March 12, 2008, in favor of the Lender. The Agreement provides the Company with an increased secured revolving line of credit (the “Revolving Credit”) of up to $65,000,000, with seasonal adjustments to the credit limit, and includes a sub-limit of up to $10,000,000 for the issuance of letters of credit. The proceeds of the Revolving Credit are to be used to refinance the Company’s existing credit facility with the Lender and to provide for the working capital needs and general corporate purposes of the Company. The Revolving Credit is secured by the maintenance by the Lender of a first priority perfected security interest in certain of the personal and real property of the Company and its subsidiaries, pursuant to (1) a Master Reaffirmation Agreement (the “Reaffirmation Agreement”), dated as of March 12, 2008, among the Company, the Company’s subsidiaries, and the Lender, and (2) an Amended and Restated Mortgage (the “Mortgage”), dated as of March 12, 2008, by the Company in favor of the Lender.
The foregoing description of each of the Agreement, the Note, the Reaffirmation Agreement and the Mortgage is qualified in its entirety by reference to the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference. These agreements have been included to provide investors with information regarding their terms and are not intended to provide any other factual information about the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On March 24, the Company issued a press release announcing the entry by the Company into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement, dated as of March 12, 2008 between Virco Mfg. Corporation and Wells Fargo Bank, National Association

10.2	Revolving Line of Credit Note, dated as of March 12, 2008, by Virco Mfg. Corporation in favor of Wells Fargo Bank, National Association

10.3	Master Reaffirmation Agreement, dated as of March 12, 2008, among Virco Mfg. Corporation, Virco Mgmt. Corporation, Virco Inc. and Wells Fargo Bank, National Association

10.4	Amended and Restated Mortgage, dated as of March 12, 2008, by Virco Mfg. Corporation in favor of Wells Fargo Bank, National Association

99.1	Press Release dated March 24, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION

(Registrant)

Date: March 24, 2008	/s/ Robert A. Virtue

(Signature)

	Name:	Robert A. Virtue

	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

10.1	Second Amended and Restated Credit Agreement, dated as of March 12, 2008 between Virco Mfg. Corporation and Wells Fargo Bank, National Association

10.2	Revolving Line of Credit Note, dated as of March 12, 2008, by Virco Mfg. Corporation in favor of Wells Fargo Bank, National Association

10.3	Master Reaffirmation Agreement, dated as of March 12, 2008, among Virco Mfg. Corporation, Virco Mgmt. Corporation, Virco Inc. and Wells Fargo Bank, National Association

10.4	Amended and Restated Mortgage, dated as of March 12, 2008, by Virco Mfg. Corporation in favor of Wells Fargo Bank, National Association

99.1	Press Release dated March 24, 2008